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Scudder Small Company Stock Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

In February 2003, William Glavin, former President of this mutual fund, left the firm to pursue other opportunities. I have assumed the role of President and look forward to serving your needs. I have been with Scudder or its parent, Deutsche Bank AG and its predecessor companies for more than 25 years. For the past year, I have held, and will continue to hold, the title of Chairman of the Scudder Funds. As President of this mutual fund, I will work closely with the investment management team and the fund's board of directors to ensure the fund is being managed according to its stated investment objective and with its shareholders' best interests in mind.

Following three consecutive down years, investors entered 2003 with hope for a rebound in the stock market. Unfortunately, the past three months brought continued weakness in stock prices. With the war in Iraq dominating the headlines, market participants turned their attention away from the usual drivers of market performance - corporate earnings and the economy. As a result, market movements reflected extremely short-term developments. During March, for example, news from Iraq led to a series of two and three percent daily moves - both up and down - in the US market. These swings translated into day-to-day changes of several hundred billion dollars in the value of the US stock market as a whole as measured by the Standard & Poor's 500 index. The index is a group of large-company stocks that is generally representative of the US stock market. It is not possible to invest directly into an index.

At times like these, mutual fund investors should step back and ask if such volatility represents an accurate assessment of changes in the market's true worth. When viewed from a long-term standpoint, it is clear that daily news events usually do not have the impact on the value of Corporate America that swings in the stock market would suggest. We therefore encourage you to look past the market's day-to-day performance when making important investment decisions. Instead, you should be looking at your investments from the perspective of your longer-term goals, your risk tolerance, your age and your personal financial situation. Naturally, this can be extremely difficult when the stock market is riding a daily roller coaster. However, it is still the only way that you will be able to make the sound financial decisions that are right for you.

Sincerely,

Richard T. Hale
President, Scudder Small Company Stock Fund

The opinions and forecasts expressed here are those of Richard T. Hale as of March 31, 2003 and may not come to pass. Past performance is not a guarantee of future results.

Performance Summary March 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Company Stock Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	1.50%	-20.99%	-3.12%	-5.51%	1.26%
Class B(a)	1.07%	-21.59%	-3.94%	-6.29%	.43%
Class C(a)	1.07%	-21.59%	-3.93%	-6.28%	.45%
Russell 2000 Index+	1.39%	-26.96%	-11.00%	-4.12%	1.10%

Sources: Lipper Inc. and Deutsche Asset Management

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 3/31/03	$ 16.26	$ 16.02	$ 16.02
9/30/02	$ 16.02	$ 15.85	$ 15.85

Class A Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	74	of	439	17

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Small Company Stock Fund - Class A(c) [] Russell 2000 Index+

Yearly periods ended March 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,447	$8,570	$7,099	$10,180
	Average annual total return	-25.53%	-5.01%	-6.62%	.29%
Class B(c)	Growth of $10,000	$7,606	$8,685	$7,152	$10,167
	Average annual total return	-23.94%	-4.59%	-6.49%	.27%
Class C(c)	Growth of $10,000	$7,763	$8,779	$7,160	$10,176
	Average annual total return	-22.37%	-4.25%	-6.46%	.28%
Russell 2000 Index+	Growth of $10,000	$7,304	$7,049	$8,104	$10,701
	Average annual total return	-26.96%	-11.00%	-4.12%	1.10%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-Year, 5-Year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investing in securities of small companies may involve greater risk/volatility than investments in larger companies.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Small Company Stock Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class AARP	1.55%	-20.75%	-2.85%	-5.25%	1.54%
Russell 2000 Index+	1.39%	-26.96%	-11.00%	-4.12%	1.10%

Scudder Small Company Stock Fund	6-Month	1-Year	Life of Class***
Class S	1.55%	-20.76%	-4.48%
Russell 2000 Index+	1.39%	-26.96%	-9.92%

Sources: Lipper Inc. and Deutsche Asset Management

** The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
*** On July 17, 2000, the Fund commenced offering Class S shares. Index returns begin on July 31, 2000.
++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 3/31/03	$ 16.34	$ 16.33
9/30/02	$ 16.09	$ 16.08

Class AARP Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	66	of	439	15
3-Year	138	of	316	44
5-Year	185	of	223	83

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Small Company Stock Fund - Class AARP [] Russell 2000 Index+

Yearly periods ended March 31

Comparative Results*
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Class**
Class AARP	Growth of $10,000	$7,925	$9,170	$7,638	$10,988
	Average annual total return	-20.75%	-2.85%	-5.25%	1.54%
Russell 2000 Index+	Growth of $10,000	$7,304	$7,049	$8,104	$10,701
	Average annual total return	-26.96%	-11.00%	-4.12%	1.10%

Scudder Small Company Stock Fund		1-Year	Life of Class***
Class S	Growth of $10,000	$7,924	$8,832
	Average annual total return	-20.76%	-4.48%
Russell 2000 Index+	Growth of $10,000	$7,304	$7,569
	Average annual total return	-26.96%	-9.92%

Notes to Performance Summary

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-Year, 5-Year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class AARP shares; rankings for share classes may vary.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expenses ratios are the same.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. (In the current environment, we believe they aren't likely to raise rates before 2004.) Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Portfolio Managers Michael Patchen and David Koziol discuss the fund's market environment and strategy for its most recent semiannual period ended March 31, 2003.

Q: How did Scudder Small Company Stock Fund perform over its most recent semiannual period?

A: The fund posted a 1.50% return (Class A shares unadjusted for sales charges) for the six-month period ended March 31, 2003. This return outpaced the 1.39% return of the fund's benchmark, the Russell 2000 Index, which is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. (Please see the Performance Summary that begins on page 4 for standardized performance for all share classes.)

Q: What factors contributed to the fund's performance during the period?

A: Stock selection within the food, beverage and tobacco sector as well as the consumer durables and apparel sectors contributed the most positive performance to total return. Stock selection within the technology hardware and equipment sector detracted from performance, with most of that market action coming last October and November when a narrow market rally occurred. This rally included mostly stocks that had performed poorly earlier and had weak fundamentals overall. Many of these stocks were in the technology hardware and equipment category. This trend reversed itself in December and January as many of these companies badly missed analysts' earnings projections.

In terms of specific stocks, Omnivision Technologies, which was overweighted compared with the benchmark, was a strong contributor to performance. (As of March 31, 2003, positions in Omnivision Technologies were sold.) By overweight, we mean the percentage of the holding in the portfolio is higher than its percentage in the benchmark index. The fund's significant overweight position in Endo Pharmaceuticals also boosted performance. Detracting from performance was the fund's overweight in Arris Group, a technology hardware and equipment company, which posted flat performance when other similar companies in the index were posting gains during the period.

Q: How would you describe the portfolio team's investment philosophy?

A: We use a quantitatively based, disciplined stock selection methodology, incorporating a large number of data inputs. Unlike other quantitatively based funds, we also employ the experienced judgment of everyone on the portfolio team. Using our methodology, we believe we can evaluate a much larger pool of stocks in a more objective manner compared with other similar funds. We also tend to hold more stocks in our portfolio than traditional managers do. We believe that it's difficult to make objective judgments about stocks based on type of industry, market capitalization and investment style, so we don't select stocks using those factors. Based on various company fundamentals, we make a large number of small allocations where we either hold a higher percentage of a particular stock or a lower percentage of a stock than its baseline representation in the benchmark index. By doing this, we believe that we can potentially improve performance over time relative to the benchmark.

Q: What trends in the market are you detecting at this moment?

A: Following the narrow market rally discussed above, we are observing a more logical turn for the stock market. We are also seeing buying and selling behavior that is more consistent with fundamentals. As the war concludes, investors are still waiting for the economy to turn up, but there seems to be less uncertainty out there. These developments have been helpful for small stocks.

How the fund is managed
Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,300 small US companies. Small companies are generally defined as those with stock market capitalizations below $2 billion. Four primary dimensions are considered: valuation, trends in earnings, price momentum and risk. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to the small-cap universe. Earnings trends suggest whether the company's ability to generate a profit is improving or deteriorating. Price momentum provides an indicator of how the market is responding to the stock - are investors buying or selling it. Risk measures help management understand the degree of financial uncertainty for a given company. For example, does the company hold a lot of debt. Each stock is then ranked based on its relative attractiveness across all dimensions.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, seeking stocks that are undervalued relative to their industry peers but whose earnings growth prospects are greater than those of their industry peers. To limit individual security risk and provide trading flexibility, approximately 300 or more small-cap securities are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

We will continue to employ a disciplined investment approach that seeks to invest in companies that exhibit strong growth and value characteristics relative to their appropriate peer groups. In what has been a mixed environment for stock selection, our portfolio team will continue to seek attractive value by paying particular attention to the quality of earnings of the companies in which we invest. We believe that Scudder Small Company Stock Fund remains an attractive vehicle for investors seeking long-term capital appreciation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Stock Characteristics at March 31, 2003
Median Values	Fund	Russell 2000 Index	Fund as % of Index
Market Capitalization ($ millions)	563	285	198%
Price/Earnings	12.59	14.61	86%
Return on Equity	14.24	4.79	297%
Sales Growth (10-year)	9.44	8.87	106%
Number of Stocks	280	1,931

Asset allocation and stock characteristics are subject to change.

Sectors/Largest Holdings at March 31, 2003
1. Financials (22%) Flagstar Bancorp., Inc. Provider of Banking Services
2. Information Technology (21%) Western Digital Corp. Manufacturer of controllers for personal computers
3. Industrials (17%) Stericycle, Inc. Provider of services for pharmaceutical companies
4. Consumer Discretionary (13%) P.F. Chang's China Bistro, Inc. Operator of Chinese restaurant chain
5. Health Care (11%) Covance, Inc. Provider of services for pharmaceutical companies
6. Energy (5%) Stone Energy Corp. Explorer of oil and gas
7. Materials (4%) Cytec Industries, Inc. Developer and manufacturer of specialty chemicals
8. Utilities (4%) ONEOK, Inc. Producer and distributor of environmentally clean fuels and products
9. Consumer Staples (2%) Flowers Food, Inc. Producer and marketer of baking and dessert products
10. Telecommunication Services (1%) Commonwealth Telephone Enterprises, Inc. Provider of diversified telecommunication services

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 12.7%
Auto Components 0.3%
Stoneridge, Inc.*	20,900	201,267
Distributors 0.5%
Handleman Co.*	28,700	421,890
Hotel Restaurants & Leisure 3.0%
Bob Evans Farms, Inc.	2,100	50,589
California Pizza Kitchen, Inc.*	10,500	241,500
Choice Hotels International, Inc.*	19,000	463,220
Isle of Capri Casinos, Inc.*	33,100	388,925
P.F. Chang's China Bistro, Inc.*	15,600	577,200
Panera Bread Co. "A"*	18,100	551,869
		2,273,303
Household Durables 1.2%
Hovnanian Enterprises, Inc. "A"*	3,600	124,380
MDC Holdings, Inc.	2,800	107,464
Rayovac Corp.*	22,600	245,210
Toro Co.	6,100	427,305
		904,359
Internet & Catalog Retailing 0.5%
J. Jill Group, Inc.*	29,800	345,680
Media 0.8%
ADVO, Inc.*	5,900	194,700
Courier Corp.	1,600	78,818
Martha Stewart Living*	9,600	78,816
Marvel Enterprises, Inc.*	8,000	110,560
Regent Communications, Inc.*	26,500	125,875
		588,769
Multiline Retail 0.4%
Tuesday Morning Corp.*	17,400	342,432
Specialty Retail 3.6%
Aaron Rents, Inc.	15,900	324,042
Asbury Automotive Group, Inc.*	14,300	114,400
Bebe Stores, Inc.*	20,900	246,620
Claire's Stores, Inc.	5,000	118,050
Hollywood Entertainment Corp.*	24,900	398,151
Movie Gallery, Inc.*	7,700	134,134
OfficeMax, Inc.*	48,300	248,745
Pacific Sunwear of California, Inc.	22,000	447,700
Pomeroy Computer Resources, Inc.*	7,900	55,063
The Gymboree Corp.*	25,100	377,504
Urban Outfitters, Inc.*	14,700	330,897
		2,795,306
Textiles, Apparel & Luxury Goods 2.4%
Brown Shoe Co., Inc.	5,200	140,764
G-III Apparel Group Ltd.*	23,800	143,990
Kellwood Co.	20,600	596,164
Phillips-Van Heusen Corp.	17,500	216,125
Quicksilver Resources, Inc.*	13,000	398,060
Russell Corp.	17,300	302,750
Skechers USA, Inc. "A"*	9,700	62,953
		1,860,806
Consumer Staples 2.1%
Food & Drug Retailing 0.2%
Great Atlantic & Pacific Tea Co., Inc.*	30,000	129,300
Food Products 1.3%
Corn Products International, Inc.	10,300	300,348
Flowers Foods, Inc.	19,800	542,322
J & J Snack Foods Corp.*	3,600	109,152
Pilgrim's Pride Corp.	9,800	78,204
		1,030,026
Personal Products 0.6%
Chattem, Inc.*	32,000	492,480
Energy 4.6%
Energy Equipment & Services 0.7%
Maverick Tube Corp.*	13,200	245,520
Oceaneering International, Inc.*	3,200	69,920
Unit Corp.*	9,700	196,813
		512,253
Oil & Gas 3.9%
Cabot Oil & Gas Corp. "A"	11,700	280,800
Denbury Resources, Inc.*	14,000	151,620
Nuevo Energy Co.*	23,400	317,070
Patina Oil & Gas Corp.	17,525	576,573
Range Resources Corp.*	77,200	440,812
Remington Oil & Gas Corp.*	15,800	269,074
St. Mary Land & Exploration Co.	10,700	268,035
Stone Energy Corp.*	17,700	594,366
Western Gas Resources, Inc.	2,100	68,355
		2,966,705
Financials 21.6%
Banks 11.2%
Anchor Bancorp Wisconsin, Inc.	6,900	151,455
Bank of the Ozarks, Inc.	10,700	298,102
Cathay Bancorp.	7,500	292,875
City Holding Co.	10,300	281,911
Commercial Federal Corp.	19,300	419,196
Community Bank System, Inc.	3,800	119,434
Community First Bankshares, Inc.	11,900	304,045
Connecticut Bancshares, Inc.	5,800	240,874
Corus Bankshares, Inc.	6,200	247,442
Cpb Inc.	1,700	43,265
Dime Community Bancshares	9,950	227,159
East West Bancorp, Inc.	7,900	243,715
Euronet Worldwide, Inc.*	24,100	193,041
First Essex Bancorp.	500	15,510
First Federal Financial Corp.*	3,300	99,627
First Financial Holdings, Inc.	5,100	125,817
Flagstar Bancorp., Inc.	26,450	697,487
Frontier Financial Corp.	5,000	123,250
GBC Bancorp.	2,700	65,286
Gold Banc Corp, Inc.	33,700	271,285
Hancock Holding Co.	7,350	316,491
IBERIABANK Corp.	6,400	260,480
Local Financial Corp.*	3,500	50,470
MAF Bancorp., Inc.	7,800	262,470
NetBank, Inc.*	25,200	234,108
OceanFirst Financial Corp.	7,200	153,216
PFF Bancorp., Inc.	1,600	51,344
R & G Financial Corp. "B"	25,900	569,800
Republic Bancorp., Inc.	8,030	94,593
Sandy Spring Bancorp., Inc.	10,300	336,099
Seacoast Banking Corp. of Florida	7,800	151,242
Seacoast Financial Services Corp.	11,200	204,512
Staten Island Bancorp., Inc.	10,700	159,644
Susquehanna Bancshares, Inc.	5,300	109,816
Texas Regional Bancshares, Inc. "A"	4,015	121,213
UCBH Holdings, Inc.	9,500	417,810
Umpqua Holdings Corp.	12,400	224,316
WesBanco, Inc.	4,900	115,003
Wintrust Financial Corp.	9,750	278,850
		8,572,253
Diversified Financials 0.2%
CompuCredit Corp.*	11,400	71,592
WFS Financial, Inc.*	4,200	81,438
		153,030
Insurance 2.2%
American Medical Security Group, Inc.*	29,100	385,284
Cotton States Life Insurance Co.	45,525	437,951
Delphi Financial Group, Inc. "A"	2,400	94,032
Kansas City Life Insurance Co.	1,000	42,740
LandAmerica Financial Group, Inc.	8,500	337,875
Philadelphia Consolidated Holding Corp.*	3,700	133,200
The Midland Co.	15,700	281,030
		1,712,112
Real Estate 8.0%
Alexandria Real Estate Equities, Inc (REIT)	6,000	252,300
American Home Mortgage Holdings, Inc.	19,000	190,190
Anworth Mortgage Asset Corp. (REIT)	10,900	142,354
Capital Automotive (REIT)	9,900	246,906
CBL & Associates Properties, Inc. (REIT)	6,600	267,894
Chelsea Property Group, Inc. (REIT)	8,200	305,450
Colonial Properties Trust (REIT)	2,500	82,700
Corrections Corp. of America*	8,300	144,918
Essex Property Trust, Inc. (REIT)	4,400	229,900
Federal Realty Investment Trust (REIT)	8,200	249,034
Health Care, Inc. (REIT)	4,400	115,280
Healthcare Realty Trust, Inc. (REIT)	11,700	285,714
HRPT Properties Trust (REIT)	34,400	292,744
Kilroy Realty Corp. (REIT)	10,300	227,630
Kramont Realty Trust (REIT)	12,300	184,500
Manufactured Home Communities, Inc. (REIT)	4,800	142,080
Nationwide Health Properties, Inc. (REIT)	13,100	168,335
Pan Pacific Retail Properties, Inc. (REIT)	9,300	352,005
Post Properties, Inc. (REIT)	4,300	103,845
Shurgard Storage Centers, Inc. "A" (REIT)	10,500	326,025
SL Green Realty Corp. (REIT)	9,300	284,208
Sovran Self Storage, Inc. (REIT)	3,800	108,224
Summit Properties, Inc. (REIT)	10,200	188,700
Sun Communities, Inc. (REIT)	8,100	289,980
The Macerich Co. (REIT)	9,900	313,632
The Mills Corp. (REIT)	10,400	324,480
Thornburg Mortgage, Inc. (REIT)	14,300	295,009
		6,114,037
Health Care 11.1%
Biotechnology 2.4%
Applera Corp.*	34,600	298,252
Enzo Biochem, Inc.*	11,500	150,305
Genecor International, Inc.*	11,700	118,755
IDEXX Laboratories, Inc.*	15,100	528,047
Neurocrine Biosciences, Inc.*	9,300	387,438
SangStat Medical Corp.*	33,900	332,559
		1,815,356
Health Care Equipment & Supplies 1.7%
Bio-Rad Laboratories, Inc. "A"*	5,600	200,200
Biosite, Inc.*	9,300	357,213
Integra LifeSciences Holdings Corp.*	11,600	266,800
Merit Medical System, Inc.*	24,700	470,535
		1,294,748
Health Care Providers & Services 3.9%
AMERIGROUP Corp.*	16,900	494,494
Covance, Inc.*	28,400	656,608
Genesis Health Ventures, Inc.*	12,600	187,236
Hanger Orthopedic Group, Inc.*	25,000	285,750
Impax Laboratories, Inc.*	41,300	185,437
Sierra Health Services, Inc.*	26,100	336,690
US Oncology, Inc.*	58,600	416,060
VCA Antech, Inc.*	27,400	423,878
		2,986,153
Pharmaceuticals 3.1%
aaiPharma, Inc.*	22,500	193,950
Adolor Corp.*	5,700	56,487
Alpharma, Inc.	21,800	390,874
Amylin Pharmaceuticals, Inc.*	5,800	93,960
CIMA Labs, Inc.*	15,300	332,010
Endo Pharmaceuticals Holdings, Inc.*	30,300	408,747
Perrigo Co.	42,100	500,148
Pharmaceutical Resources, Inc.*	9,900	420,552
		2,396,728
Industrials 16.6%
Aerospace & Defense 0.5%
Engineered Support Systems, Inc.	11,500	450,225
Air Freight & Logistics 0.6%
J.B. Hunt Transport Services, Inc.*	18,000	484,560
Airlines 1.1%
Alaska Air Group, Inc.*	6,600	103,356
Atlantic Coast Airlines Holdings*	21,300	132,273
ExpressJet Holdings, Inc.*	72,100	591,220
		826,849
Building Products 0.6%
Lennox International, Inc.	6,000	86,400
Trex Co, Inc.*	10,000	322,800
Universal Forest Products, Inc.	5,600	86,800
		496,000
Commercial Services & Supplies 7.7%
AMREP Corp.*	65,600	570,064
Banta Corp.	19,700	580,756
Bowne & Co., Inc.	9,800	98,000
CCC Information Services Group*	8,100	131,058
CDI Corp.*	13,200	307,560
Coinstar, Inc.*	25,800	433,182
Consolidated Graphics, Inc.*	12,400	208,444
Corinthian Colleges, Inc.*	15,100	596,450
Efunds Corp.*	43,200	296,784
eSPEED, Inc. "A"*	8,500	98,855
Factset Research Systems, Inc.	4,600	149,270
ITT Educational Services, Inc.*	12,300	344,400
John H. Harland Co.	6,900	167,739
Labor Ready, Inc.*	33,600	191,520
Pegasus Systems, Inc.*	9,800	109,760
Pre-Paid Legal Services, Inc.*	20,200	349,056
Right Management Consultants, Inc.*	28,000	363,720
Stericycle, Inc.*	17,400	654,066
TeleTech Holdings, Inc.*	23,800	129,234
Tetra Tech, Inc.*	10,600	149,884
		5,929,802
Construction & Engineering 0.2%
ACMAT Corp. "A"*	15,700	130,153
Electrical Equipment 0.9%
A.O. Smith Corp.	10,600	284,080
Genlyte Group, Inc.*	3,300	108,669
Power-One, Inc.*	23,000	101,200
Thomas & Betts Corp.*	5,900	83,662
Vicor Corp.*	16,800	95,760
		673,371
Industrial Conglomerates 0.9%
Carlisle Companies, Inc.	16,400	664,036
Machinery 2.4%
Albany International Corp. "A"	14,200	325,322
Clarcor, Inc.	4,750	171,950
Joy Global, Inc.*	18,600	201,438
Nordson Corp.	23,000	554,070
Oshkosh Truck Corp.	9,000	560,700
		1,813,480
Road & Rail 1.3%
Covenant Transport, Inc. "A"*	21,000	356,790
P.A.M. Transportation Services, Inc.*	2,800	61,264
Werner Enterprises, Inc.	28,700	552,762
		970,816
Trading Companies & Distributors 0.4%
Aceto Corp.	25,600	328,218
Information Technology 20.0%
Communications Equipment 4.1%
ADTRAN, Inc.*	12,800	459,648
Arris Group, Inc.*	62,300	230,510
Audiovox Corp. "A"*	30,900	227,733
Avocent Corp.*	11,000	256,740
CommScope, Inc.*	39,800	298,500
F5 Networks, Inc.*	13,800	174,294
Inter-Tel, Inc.	21,100	316,711
InterDigital Communication Corp.*	21,000	475,293
NetScreen Technologies, Inc.*	24,400	409,432
Packeteer, Inc.*	28,300	277,340
		3,126,201
Computers & Peripherals 3.1%
Advanced Digital Information Corp.*	41,600	286,624
Avid Technology, Inc.*	15,200	337,288
Hutchinson Technology, Inc.*	8,200	202,704
Pinnacle Systems, Inc.*	27,700	288,357
Rainbow Technologies, Inc.*	32,500	306,800
Sandisk Corp.*	20,800	349,856
Western Digital Corp.*	70,600	639,636
		2,411,265
Electronic Equipment & Instruments 5.4%
Analogic Corp.	8,900	405,582
Anixter International, Inc.*	21,500	487,405
Artisan Components, Inc.*	11,900	192,316
Benchmark Electronics, Inc.*	12,900	365,457
Coherent, Inc.*	21,000	393,750
Daktronics, Inc.*	21,800	338,990
Itron, Inc.*	20,800	347,568
Measurement Specialties, Inc.*	10,000	28,500
MTS Systems Corp.	11,600	125,280
Pioneer-Standard Electronics, Inc.	45,100	380,644
Planar Systems, Inc.*	17,600	206,976
Teledyne Technologies, Inc.*	32,200	407,652
Trimble Navigation Ltd.*	23,900	453,383
		4,133,503
Internet Software & Services 1.4%
Digital Insight Corp.*	6,100	85,095
DoubleClick, Inc.*	40,400	313,908
EarthLink, Inc.*	23,700	136,275
Overture Services, Inc.*	12,300	186,591
Watchgaurd Technologies, Inc.*	4,500	27,000
WebEx Communications, Inc.*	15,300	158,355
Websense, Inc.*	13,200	193,908
		1,101,132
IT Consulting & Services 1.3%
American Management Systems, Inc.*	33,800	408,304
IDX Systems Corp.*	21,800	341,846
Startek, Inc.*	11,200	255,920
		1,006,070
Semiconductor Equipment & Products 2.0%
DSP Group, Inc.*	12,000	217,560
Entegris, Inc.*	16,000	159,360
MEMC Electronic Materials, Inc.*	27,200	306,000
Power Integrations, Inc.*	13,200	273,636
Silicon Laboratories, Inc.*	12,600	329,490
Standard Microsystems Corp.*	17,000	258,230
		1,544,276
Software 2.7%
E. Piphany*	17,600	70,048
Hyperion Solutions Corp.*	20,200	489,850
Kronos, Inc.*	12,000	420,600
MRO Software, Inc.*	22,900	157,094
Radiant Systems, Inc.*	10,300	76,220
Take-Two Interactive Software, Inc.*	21,200	472,548
TIBCO Software, Inc.*	22,000	92,400
Transaction Systems Architects, Inc. "A"*	46,100	273,834
		2,052,594
Materials 4.2%
Chemicals 2.8%
A. Schulman, Inc.	11,200	162,736
Cambrex Corp.	18,800	451,576
Crompton Corp.	125,800	509,490
Cytec Industries, Inc.*	24,100	671,185
Great Lakes Chemicals Corp.	18,200	404,040
		2,199,027
Containers & Packaging 0.6%
Caraustar Industries, Inc.*	20,800	140,816
Crown Holdings, Inc.*	32,200	180,964
Myers Industries, Inc.	2,975	28,411
Silgan Holdings, Inc.*	3,400	75,378
		425,569
Metals & Mining 0.6%
Cleveland-Cliffs, Inc.*	11,900	221,935
Worthington Industries, Inc.	17,300	206,389
		428,324
Paper & Forest Products 0.2%
Wausau-Mosinee Paper Corp.	17,500	178,500
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.5%
Commonwealth Telephone Enterprises, Inc.*	9,800	380,436
CT Communications, Inc.	4,700	45,073
		425,509
Wireless Telecommunication Services 0.3%
Western Wireless Corporation*	38,900	218,618
Utilities 3.4%
Electric Utilities 0.7%
Black Hills Corp.	4,700	129,203
Cleco Corp.	22,000	276,100
UIL Holdings Corp.	3,400	117,980
		523,283
Gas Utilities 2.7%
AGL Resources, Inc.	9,800	231,574
Energen Corp.	14,500	464,870
New Jersey Resources Corp.	7,800	254,670
NUI Corp.	5,700	83,220
ONEOK, Inc.	30,200	553,868
Southern Union Co.	9,800	119,070
Southwestern Energy Co.*	12,100	158,510
UGI Corp.	4,700	214,802
		2,080,584
Total Common Stocks (Cost $76,014,148)		74,530,958

	Principal Amount ($)	Value ($)

US Government & Agencies 0.2%
US Treasury Bill, 1.14%** (b), 4/24/2003 (Cost $184,864)	185,000	184,864

	Shares	Value ($)

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.37% (c) (Cost $2,080,562)	2,080,562	2,080,562
Total Investment Portfolio - 100.0% (Cost $78,279,574) (a)		76,796,384

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $78,359,425. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $1,563,041. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,932,702 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,495,743.
(b) At March 31, 2003, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At March 31, 2003, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Russell 2000 Index	6/19/2003	7	1,280,460	1,275,575	(4,885)
Total net unrealized depreciation on open futures contracts					(4,885)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $78,279,574)	$ 76,796,384
Receivable for investments sold	1,759,232
Dividends receivable	69,615
Receivable for Fund shares sold	393,085
Total assets	79,018,316
Liabilities
Payable for investments purchased	138,363
Payable for Fund shares redeemed	2,524,323
Payable for daily variation margin on open futures contracts	5,594
Accrued management fee	53,036
Other accrued expenses and payables	46,012
Total liabilities	2,767,328
Net assets, at value	$ 76,250,988
Net Assets
Net assets consist of: Undistributed net investment income (loss)	7,863
Net unrealized appreciation (depreciation) on: Investment securities	(1,483,190)
Futures	(4,885)
Accumulated net realized gain (loss)	(9,579,058)
Paid-in capital	87,310,258
Net assets, at value	$ 76,250,988

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($35,453,574 / 2,169,181 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.34
Class S Net Asset Value, offering and redemption price per share ($37,901,176 / 2,320,341 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.33
Class A Net Asset Value and redemption price per share ($1,634,141 / 100,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.26
Maximum offering price per share (100 / 94.25 of $16.26)	$ 17.25
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,004,197 / 62,699 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 16.02
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($257,900 / 16,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 16.02
Maximum offering price per share (100 / 99.00 of $16.02)	$ 16.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $353)	$ 497,269
Interest	13,385
Total Income	510,654
Expenses: Management fee	305,730
Administrative fee	184,067
Distribution service fees	8,019
Trustees' fees and expenses	2,442
Other	2,533
Total expenses	502,791
Net investment income (loss)	7,863
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(8,188,774)
Futures	(70,771)
(8,259,545)
Net unrealized appreciation (depreciation) during the period on: Investments	9,477,660
Futures	47,713
9,525,373
Net gain (loss) on investment transactions	1,265,828
Net increase (decrease) in net assets resulting from operations	$ 1,273,691

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income (loss)	$ 7,863	$ (163,130)
Net realized gain (loss) on investment transactions	(8,259,545)	9,906,671
Net unrealized appreciation (depreciation) on investment transactions during the period	9,525,373	(11,689,981)
Net increase (decrease) in net assets resulting from operations	1,273,691	(1,946,440)
Fund share transactions: Proceeds from shares sold	7,469,688	31,497,284
Cost of shares redeemed	(13,570,743)	(23,951,630)
Net increase (decrease) in net assets from Fund share transactions	(6,101,055)	7,545,654
Increase (decrease) in net assets	(4,827,364)	5,599,214
Net assets at beginning of period	81,078,352	75,479,138
Net assets at end of period (including undistributed net investment income of $7,863 at March 31, 2003)	$ 76,250,988	$ 81,078,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 16.09	$ 16.06	$ 18.32	$ 17.89	$ 16.93	$ 20.02
Income (loss) from investment operations: Net investment income (loss)[b]	-[e]	(.03)	(.06)	(.08)	.02	.01
Net realized and unrealized gain (loss) on investment transactions	.25	.06	(2.20)	.53	.96	(2.98)
Total from investment operations	.25	.03	(2.26)	.45	.98	(2.97)
Less distributions from: Net investment income	-	-	-	(.02)	(.02)	(.04)
Net realized gains on investment transactions	-	-	-	-	-	(.08)
Total distributions	-	-	-	(.02)	(.02)	(.12)
Net asset value, end of period	$ 16.34	$ 16.09	$ 16.06	$ 18.32	$ 17.89	$ 16.93
Total Return (%)	1.55**	.19	(12.34)	2.41[c]	5.70	(14.91)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	37	34	48	66	97
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.23	1.86[d]	1.70	1.80
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.23	1.73[d]	1.70	1.75
Ratio of net investment income (loss) (%)	.04*	(.17)	(.32)	(.46)	.13	.07
Portfolio turnover rate (%)	164*	146	48	48	17	12
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.
[e] Amount is less that $.005.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.08	$ 16.05	$ 18.30	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	-[f]	(.03)	(.06)	-[d]
Net realized and unrealized gain (loss) on investment transactions	.25	.06	(2.19)	(.20)
Total from investment operations	.25	.03	(2.25)	(.20)
Net asset value, end of period	$ 16.33	$ 16.08	$ 16.05	$ 18.30
Total Return (%)	1.55**	.19	(12.30)	(1.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	41	42	46
Ratio of expenses (%)	1.21*	1.21	1.23	1.19e*
Ratio of net investment income (loss) (%)	0.04*	(.17)	(.32)	(.21)*
Portfolio turnover rate (%)	164*	146	48	48
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.
[f] Amount is less than $.005.
* Annualized
** Not annualized

Class A
	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[d]	(.02)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.26	.06	(2.43)
Total from investment operations	.24	(.02)	(2.46)
Net asset value, end of period	$ 16.26	$ 16.02	$ 16.04
Total Return (%)	1.50**	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.009
Ratio of expenses (%)	1.49*	1.48	1.48*
Ratio of net investment income (loss) (%)	(.23)*	(.44)	(.60)*
Portfolio turnover rate (%)	164*	146	48
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the year ended September 30, 2002.
[c] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
[d] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class B
	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[d]	(.08)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.25	.06	(2.43)
Total from investment operations	.17	(.16)	(2.49)
Net asset value, end of period	$ 16.02	$ 15.85	$ 16.01
Total Return (%)	1.07**	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.9		.02
Ratio of expenses (%)	2.29*	2.28	2.28*
Ratio of net investment income (loss) (%)	(1.03)*	(1.24)	(1.40)*
Portfolio turnover rate (%)	164*	146	48
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the year ended September 30, 2002.
[c] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
[d] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class C
	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[d]	(.08)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.25	.06	(2.43)
Total from investment operations	.17	(.16)	(2.49)
Net asset value, end of period	$ 16.02	$ 15.85	$ 16.01
Total Return (%)	1.07**	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.1	.002
Ratio of expenses (%)	2.26*	2.26	2.25*
Ratio of net investment income (loss) (%)	(1.01)*	(1.22)	(1.37)*
Portfolio turnover rate (%)	164*	146	48
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the year ended September 30, 2002.
[c] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
[d] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $1,107,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,107,000)
Net unrealized appreciation (depreciation) on investments	$ (11,225,676)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $65,386,668 and $71,616,279, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeAM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.45%, 0.475%, 0.525% and 0.50% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class AARP	$ 83,733	$ 19,947
Class S	93,557	22,687
Class A	3,526	619
Class B	2,740	437
Class C	511	106
	$ 184,067	$ 43,796

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class AARP, S, A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 3,915	$ 633
Class C	767	159
	$ 4,682	$ 792

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 1,812	$ 453	0.24%
Class B	1,276	263	0.24%
Class C	249	70	0.24%
	$ 3,337	$ 786

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $1,587 and $87, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $11,604 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was not reduced by custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	112,912	$ 1,868,435	757,836	$ 14,872,031
Class S	255,640	4,243,139	661,188	12,725,029
Class A	39,111	653,655	113,596	2,150,294
Class B	32,559	544,363	76,031	1,450,084
Class C	9,911	160,096	15,807	299,846
		$ 7,469,688		$ 31,497,284
Shares redeemed
Class AARP	(265,322)	$ (4,322,262)	(549,395)	$ (10,173,363)
Class S	(515,573)	(8,558,701)	(667,584)	(12,596,747)
Class A	(16,396)	(267,086)	(36,353)	(645,084)
Class B	(24,552)	(394,631)	(22,606)	(397,940)
Class C	(1,722)	(28,063)	(8,009)	(138,496)
		$ (13,570,743)		$ (23,951,630)
Net increase (decrease)
Class AARP	(152,410)	$ (2,453,827)	208,441	$ 4,698,668
Class S	(259,933)	(4,315,562)	(6,396)	128,282
Class A	22,715	386,569	77,243	1,505,210
Class B	8,007	149,732	53,425	1,052,144
Class C	8,189	132,033	7,798	161,350
		$ (6,101,055)		$ 7,545,654

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder financial advisor Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SZCAX	460965-585
Class B	SZCBX	460965-577
Class C	SZCCX	460965-569

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program financial advisor at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder financial advisor at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	ASCSX	139
Class S	SSLCX	339

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes